UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07136

Name of Fund:	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield
Pennsylvania Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 01/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, rapid changes in consumer spending led to supply constraints and elevated inflation.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined slightly, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets also gained, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose significantly during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to positive returns for high-yield corporate bonds, outpacing the modest negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted late in the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.44%	23.29%
U.S. small cap equities (Russell 2000® Index)	(8.41)	(1.21)
International equities (MSCI Europe, Australasia, Far East Index)	(3.43)	7.03
Emerging market equities (MSCI Emerging Markets Index)	(4.59)	(7.23)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.04
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.87)	(4.43)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(3.17)	(2.97)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.56)	(1.22)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(1.55)	2.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus duration matched U.S. Treasuries. However, the market faced several bouts of volatility, including temporary valuation-based market corrections in February 2021 and January 2022. Shorter duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended January 31, 2022, municipal bond funds experienced net inflows totaling $71 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period with modest outflows. At the same time, the market absorbed $453 billion in issuance, a small increase from the $448 billion issued during the prior 12-month period. Taxable municipal issuance, which draws a unique buyer base, remained proportionally elevated, helping to make supply more easily digestible.

S&P Municipal Bond Index Total Returns as of January 31, 2022 6 months: (2.56%) 12 months: (1.22%)

A Closer Look at Yields

From January 31, 2021 to January 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 57 basis points (“bps”) from 1.38% to 1.95%, while ten-year rates increased by 83 bps from 0.72% to 1.55% and five-year rates increased by 100 bps from 0.22% to 1.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 26 bps of flattening between ten- and 30-year maturities.

After maintaining historically tight valuations for most of the reporting period, the most recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels on par with their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the subsequent re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Increased immunity (natural or through vaccinations), the possible weakness of future variants, and new treatments could bring the end of the pandemic closer, leading to a longer-lasting return to more normal economic activity that bodes well for state and local fiscal conditions. Any prolonged inflation in a post-COVID recovery, especially from continued worker shortages, would adversely affect state and local entities. However, wage pressures, less consumer spending and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies will continue to be headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the course of economic recovery remains unclear.

The opinions expressed are those of BlackRock as of January 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Boards of Directors of BlackRock MuniYield California Fund, Inc. (MYC), BlackRock MuniYield California Quality Fund, Inc. (MCA) and the Fund each approved the reorganization of MYC and MCA into MUC. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2022 ($14.34)(a)	4.60%
Tax Equivalent Yield(b)	10.02%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of January 31, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Fund declared a special distribution, which is payable on May 2, 2022. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.34	$16.09	(10.88)%	$16.33	$14.24
Net Asset Value	15.01	16.16	(7.12)	16.19	15.01

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.10)%	(3.07)%	4.15%	4.58%
Fund at Market Price(a)(b)	(8.95)	(0.24)	4.43	4.32
California Customized Reference Benchmark(c)	(3.48)	(2.19)	3.61	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper California Municipal Debt Funds at NAV(f)	(4.97)	(2.90)	4.37	5.04
Lipper California Municipal Debt Funds at Market Price(f)	(8.40)	(1.57)	3.62	4.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

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Fund Summary as of January 31, 2022 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment. In this environment, the benefit of municipal bonds’ yield was insufficient to make up for the decline in prices.

Positions in long-dated securities were the largest detractors from performance due to their higher interest-rate sensitivity. AA rated bonds were the Fund’s largest allocation among the various credit tiers and thus were most significant detractors on an absolute basis. In terms of sectors, housing bonds—led by the high yield workforce housing sub-sector—were the largest detractors.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results. Positions in select longer-dated bonds that were pre-refunded also helped performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22		07/31/21

County/City/Special District/School District	33%		38%
Health	18		19
Transportation	15		13
Education	9		9
Utilities	8		8
Housing	7		4
State	5		4
Tobacco	5		5
Corporate	—	(c)	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	7%
2023	8
2024	3
2025	19
2026	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/22		07/31/21

AAA/Aaa	10%		14%
AA/Aa	54		54
A	18		17
BBB/Baa	2		3
BB/Ba	—	(c)	1
B	—	(c)	—	(c)
N/R(f)	16		11

(a)	Excludes short-term securities.

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Investment Objective

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Boards of Directors of BlackRock MuniYield New Jersey Fund, Inc. (MYJ) and the Fund each approved the reorganization of MYJ into MUJ. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2022 ($14.42)(a)	5.24%
Tax Equivalent Yield(b)	10.82%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of January 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Fund declared a special distribution, which is payable on May 2, 2022. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.42	$15.63	(7.74)%	$16.06	$14.19
Net Asset Value	15.15	16.29	(7.00)	16.30	15.15

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.70)%	(2.28)%	5.15%	4.89%
Fund at Market Price(a)(b)	(5.46)	4.72	5.45	4.69
New Jersey Customized Reference Benchmark(c)	(3.26)	(1.07)	4.97	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper New Jersey Municipal Debt Funds at NAV(f)	(4.71)	(2.48)	4.95	4.68
Lipper New Jersey Municipal Debt Funds at Market Price(f)	(6.88)	3.16	5.06	4.66

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)

The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New Jersey Municipal Debt Funds to Bloomberg Municipal Bond Index and the New Jersey Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 year and above. This positioning detracted from performance, since longer-dated bonds underperformed due to their higher degree of interest-rate sensitivity. Holdings in the state tax-backed sector detracted the most, since it is the largest sector weighting in the portfolio. Positions in transportation issues detracted, as well. Similarly, the A and BBB ratings categories were the Fund’s largest allocations and thus were most significant detractors on an absolute basis. Positions in lower-coupon bonds, which tend to be more sensitive to moves in interest rates, also hurt performance. The Fund’s use of leverage, which magnified the impact of falling prices, was an additional detractor.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

State	28%	28%
Transportation	26	27
Education	16	15
County/City/Special District/School District	11	10
Health	7	6
Utilities	5	5
Tobacco	3	4
Housing	3	4
Corporate	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	10%
2023	9
2024	14
2025	9
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21

AAA/Aaa	4%		5%
AA/Aa	35		36
A	23		22
BBB/Baa	31		31
BB/Ba	3		3
B	—	(e)	—	(e)
N/R(f)	4		3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Investment Objective

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2022 ($14.33)(a)	4.69%
Tax Equivalent Yield(b)	8.54%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of January 31, 2022(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.33	$15.80	(9.30)%	$15.98	$14.15
Net Asset Value	15.02	16.04	(6.36)	16.06	15.02

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.27)%	(1.97)%	4.67%	4.95%
Fund at Market Price(a)(b)	(7.28)	1.17	5.77	4.64
Michigan Customized Reference Benchmark(c)	(2.99)	(1.43)	4.22	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper Other States Municipal Debt Funds at NAV(f)	(3.83)	(1.48)	4.21	4.04
Lipper Other States Municipal Debt Funds at Market Price(f)	(5.77)	0.74	4.46	4.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper Other States Municipal Debt Funds to Bloomberg Municipal Bond Index and the Michigan Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Michigan Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment. In this environment, the benefit of yield was insufficient to make up for the decline in municipal bond prices.

The Fund’s holdings in bonds with maturities of ten years and above detracted from performance. The Fund was also adversely impacted by the ongoing loss of income from higher-yielding securities being called or maturing. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

Education	27%	28%
Health	19	21
State	18	16
County/City/Special District/School District	17	16
Utilities	7	7
Transportation	5	4
Housing	4	5
Corporate	2	2
Tobacco	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	10%
2023	15
2024	9
2025	12
2026	11

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21

AAA/Aaa	3%		2%
AA/Aa	61		61
A	27		28
BBB/Baa	4		4
BB/Ba	—	(e)	—	(e)
N/R(f)	5		5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Objective

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2022 ($14.77)(a)	4.47%
Tax Equivalent Yield(b)	7.96%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of January 31, 2022(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.77	$16.23	(9.00)%	$17.27	$14.54
Net Asset Value	15.55	16.64	(6.55)	16.66	15.55

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.59)%	(1.47)%	5.05%	4.85%
Fund at Market Price(a)(b)	(7.09)	5.01	5.17	4.37
Pennsylvania Customized Reference Benchmark(c)	(2.89)	(1.24)	4.09	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper Pennsylvania Municipal Debt Funds at NAV(f)	(3.60)	(0.50)	4.86	4.50
Lipper Pennsylvania Municipal Debt Funds at Market Price(f)	(5.04)	4.40	5.72	4.46

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper Pennsylvania Municipal Debt Funds to Bloomberg Municipal Bond Index and the Pennsylvania Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 year and above. This positioning detracted from performance, since longer-dated bonds underperformed due to their higher degree of interest-rate sensitivity. Holdings in the health care sector detracted the most, since it is the largest sector weighting in the portfolio. Similarly, A rated bonds were the Fund’s largest allocation on a ratings basis and thus were most significant detractors from absolute performance. Positions in lower-coupon bonds, which tend to be more sensitive to moves in interest rates, also hurt performance. The Fund’s use of leverage, which magnified the impact of falling prices, was an additional detractor.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

Health	28%	27%
County/City/Special District/School District	20	18
Education	16	18
Transportation	11	11
State	11	10
Utilities	9	10
Housing	2	2
Corporate	2	1
Tobacco	1	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	6%
2023	3
2024	7
2025	13
2026	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21

AAA/Aaa	—	%(e)	—	% (e)
AA/Aa	50		49
A	30		29
BBB/Baa	5		6
BB/Ba	3		3
B	1		1
CCC/Caa	1		1
N/R(f)	10		11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	13

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 110.1%

Corporate — 0.3%
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	$1,620	$1,802,845

County/City/Special District/School District — 37.0%
California Municipal Finance Authority, RB, 5.00%, 06/01/43	2,000	2,363,026
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	605	663,537
Series B, 4.00%, 09/02/50	735	797,921
Series C, 4.00%, 09/02/40	2,160	2,368,991
Series C, 4.00%, 09/02/50	1,550	1,682,691
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	535	626,855
5.00%, 09/02/40	400	473,393
5.00%, 09/02/44	615	710,128
5.00%, 09/02/49	900	1,031,702
4.00%, 09/02/50	320	343,584
5.00%, 09/02/50	320	374,211
Series C, 5.00%, 09/02/44	130	150,108
Series C, 5.00%, 09/02/49	640	733,655
California Statewide Communities Development Authority, ST
4.00%, 09/01/41	295	321,872
4.00%, 09/01/51	565	611,436
Chabot-Las Positas Community College District, GO, Series A, 4.00%, 08/01/47	1,500	1,663,263
Chaffey Joint Union High School District, GO, CAB(a)
Series C, 0.00%, 08/01/32	250	182,836
Series C, 0.00%, 08/01/33	500	349,530
Series C, 0.00%, 08/01/34	510	341,130
Series C, 0.00%, 08/01/35	545	348,326
Series C, 0.00%, 08/01/36	500	305,360
Series C, 0.00%, 08/01/37	650	378,727
Series C, 0.00%, 08/01/38	625	347,658
Series C, 0.00%, 08/01/39	750	398,464
Series C, 0.00%, 08/01/40	1,855	940,776
Series C, 0.00%, 08/01/41	305	147,731
Series C, 0.00%, 02/01/42	350	165,646
ChiNo.Valley Unified School District, GO, Series B, 5.00%, 08/01/55	1,285	1,560,238
City of Dixon California, ST, 4.00%, 09/01/45	535	570,503
City of Roseville California, ST, 4.00%, 09/01/50	365	391,410
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, 5.00%, 06/01/43	1,230	1,420,703
Coronado Community Development Agency Successor Agency, Refunding TA, Series A, 5.00%, 09/01/33	1,785	2,005,039
County of Santa Clara California, GO, Series B, 4.00%, 08/01/43	10,225	10,354,950
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(b)	10,000	10,870,910
Elk Grove Unified School District, GO, 4.00%, 08/01/46	10,000	10,823,980
Fremont Union High School District, Refunding GO, 4.00%, 08/01/40	2,500	2,656,808

Security	Par (000)	Value

County/City/Special District/School District (continued)
Garden Grove Unified School District, GO, Series C, 5.25%, 08/01/23(b)	$5,500	$5,857,665
Glendale Community College District, GO, Series A, 4.00%, 08/01/46	8,000	8,762,360
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	2,000	2,211,798
Kern Community College District, GO(b)
Series C, 5.25%, 11/01/23	5,715	6,146,477
Series C, 5.75%, 11/01/23	12,085	13,101,916
Los Alamitos Unified School District, Refunding GO, 5.25%, 08/01/23(b)	3,700	3,940,611
Los Angeles County Facilities Inc., RB
5.00%, 12/01/28(b)	7,130	8,751,590
5.00%, 12/01/51	11,140	13,047,580
Los Angeles County Metropolitan Transportation Authority, Refunding RB
5.00%, 06/01/28	315	383,559
Series A, 5.00%, 07/01/44	2,000	2,399,888
Los Angeles County Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,600,074
Mount San Jacinto Community College District, GO
Series A, 5.00%, 08/01/35	3,565	4,010,654
Series C, 2.38%, 08/01/51	6,115	5,525,300
Natomas Unified School District, GO, (BAM), 4.00%, 08/01/42	5,000	5,441,725
Orange County Community Facilities District, ST
4.00%, 08/15/40	345	369,822
4.00%, 08/15/50	320	339,827
Rio Elementary School District, GO, Series A, (AGM), 5.25%, 08/15/25(b)	5,865	6,674,012
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	4,045	4,414,381
San Benito High School District, GO, 4.00%, 08/01/48	5,000	5,480,045
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	4,914,695
San Diego Unified School District, GO, Series B, 3.25%, 07/01/48	6,000	6,288,312
San Diego Unified School District, GO, CAB(a)
Series K-2, 0.00%, 07/01/38	2,755	1,568,399
Series K-2, 0.00%, 07/01/39	3,340	1,819,218
Series K-2, 0.00%, 07/01/40	4,285	2,232,481
San Jose Financing Authority, RB, 5.75%, 05/01/42	4,500	4,517,554
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(b)	5,800	6,124,591
San Luis Obispo County Community College District, Refunding GO, Series B, 4.00%, 08/01/43	3,555	3,992,692
San Marcos Redevelopment Agency Successor Agency, Refunding TA
Series A, 5.00%, 10/01/32	1,700	1,914,127
Series A, 5.00%, 10/01/33	1,125	1,266,002
Santa Clara Unified School District, GO, 4.00%, 07/01/48	10,000	10,923,970
Santa Clarita Community College District, Refunding GO, 4.00%, 08/01/46	10,000	10,924,240
South San Francisco Public Facilities Financing Authority, RB, 4.00%, 06/01/46	4,890	5,525,592
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/38	1,625	1,788,239

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
West Contra Costa Unified School District, GO(b)
Series A, 5.50%, 08/01/23	$2,500	$2,671,853
Series B, 5.50%, 08/01/23	3,195	3,414,628

		227,822,975

Education — 10.1%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	5,800	8,423,038
California Enterprise Development Authority, RB
Series A, 5.00%, 08/01/50	650	760,720
Series A, 5.00%, 08/01/57	600	699,544
California Enterprise Development Authority, Refunding RB(c)
4.00%, 06/01/51	625	674,422
4.00%, 06/01/61	345	370,158
California Municipal Finance Authority, RB(c)
Series A, 5.50%, 08/01/34	250	264,209
Series A, 5.00%, 10/01/39	285	310,360
Series A, 5.00%, 10/01/49	480	515,181
Series A, 5.00%, 10/01/57	940	1,004,342
California Municipal Finance Authority, Refunding RB 5.00%, 08/01/39	1,105	1,252,635
Series B, 5.00%, 01/01/42	1,750	2,001,571
California School Finance Authority, RB(c)
5.00%, 06/01/40	355	382,933
5.00%, 06/01/50	555	591,179
5.00%, 06/01/59	885	938,543
Series A, 5.00%, 07/01/49	850	984,962
Series A, 5.00%, 06/01/58	4,135	4,417,806
Series A, 5.00%, 07/01/59	1,380	1,521,059
Series A, 4.00%, 06/01/61	850	861,155
Series B, 4.00%, 07/01/45	560	560,301
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	785	918,206
Series A, 5.00%, 07/01/61	3,935	4,505,473
University of California, RB, Series M, 5.00%, 05/15/47	15,000	17,425,620
University of California, Refunding RB
Series AO, 5.00%, 05/15/40	5,430	6,058,637
Series AZ, 4.00%, 05/15/48	6,000	6,584,088

		62,026,142

Health — 12.4%
California Health Facilities Financing Authority Refunding RB, 3.00%, 08/15/51(c)	2,875	2,868,666
California Health Facilities Financing Authority, RB 4.00%, 11/15/47	825	913,197
Series A, 5.00%, 11/15/35	1,960	2,337,733
Series A, 4.00%, 11/15/42	450	504,834
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	10,000	10,582,360
Series A, 5.00%, 10/01/24(b)	4,745	5,230,010
Series A, 5.00%, 10/01/38	6,225	6,814,396
Series B, 5.00%, 11/15/26(b)	3,385	3,958,169
Series B, 5.00%, 11/15/46	4,910	5,691,736
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/37	3,110	3,575,502
Series A, 5.00%, 11/01/39(c)	250	279,718
Series A, 5.00%, 02/01/42	5,250	6,001,973

Security	Par (000)	Value

Health (continued)
California Municipal Finance Authority, Refunding RB (continued)
Series A, 5.00%, 11/01/49(c)	$280	$307,904
California Statewide Communities Development Authority, RB
4.00%, 08/01/45	2,500	2,547,855
4.00%, 07/01/48	2,220	2,418,439
California Statewide Communities Development Authority, Refunding RB
4.00%, 04/01/42	3,005	3,220,885
4.00%, 04/01/47	2,655	2,822,602
5.00%, 04/01/47	2,995	3,382,263
Series A, 5.00%, 08/15/51	1,635	1,875,917
Series A, 5.00%, 12/01/53	1,000	1,175,751
Series A, 4.00%, 12/01/57	3,250	3,334,331
Series A, 5.00%, 12/01/57	1,750	2,060,315
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,507,192

		76,411,748

Housing — 11.7%
California Community Housing Agency, RB, M/F Housing(c)
3.00%, 08/01/56	1,500	1,254,456
4.00%, 02/01/50	455	427,294
4.00%, 08/01/51	2,320	2,074,839
3.00%, 02/01/57	1,520	1,196,982
Series A, 5.00%, 04/01/49	3,840	4,124,087
Series A, 4.00%, 02/01/56	4,615	4,524,263
Series A-1, 4.00%, 08/01/50	480	437,131
Series A-1, 3.00%, 02/01/57	955	802,801
California Housing Finance Agency, RB, M/F Housing Class A, (FHLMC), 3.75%, 03/25/35	7,919	8,862,950
Series 2021-1, Class A, 3.50%, 11/20/35	2,327	2,542,341
Series A, 4.25%, 01/15/35	926	1,061,077
California Housing Finance, RB, M/F Housing, Series 2, Class A, 4.00%, 03/20/33	3,996	4,429,933
CMFA Special Finance Agency VII, RB, M/F Housing, 4.00%, 08/01/47(c)	1,420	1,291,182
CMFA Special Finance Agency VIII, RB, M/F Housing, 3.00%, 08/01/56(c)	1,860	1,521,752
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(c)	1,400	1,169,108
CMFA Special Finance Agency, RB, M/F Housing(c)
Series A, 4.00%, 12/01/45	1,155	1,092,453
Series A-2, 4.00%, 08/01/45	1,135	1,131,588
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 10/01/46	2,180	2,077,139
2.65%, 12/01/46	1,825	1,566,472
4.00%, 07/01/56	1,490	1,504,453
3.13%, 08/01/56	605	524,563
4.00%, 08/01/56	1,905	1,828,596
3.25%, 04/01/57	755	657,959
4.00%, 04/01/57	2,025	1,859,357
4.00%, 05/01/57	2,335	2,245,355
3.13%, 06/01/57	1,455	1,159,738
4.00%, 06/01/58	3,195	3,012,029
4.00%, 12/01/58	2,025	1,898,049

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(c) (continued)
Series A, 2.45%, 02/01/47	$775	$654,458
Series A, 5.00%, 07/01/51	1,325	1,416,565
Series A-2, 4.00%, 09/01/56	2,700	2,748,568
Series B, 4.00%, 02/01/57	605	584,331
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Series CA, Class A, 3.35%, 11/25/33	9,558	10,300,600

		71,982,469

State — 3.3%
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	2,015	2,166,758
City of Roseville California, ST, 4.00%, 09/01/45	100	107,314
State of California, Refunding GO
4.00%, 10/01/41	10,075	11,560,519
5.00%, 08/01/45	5,690	6,325,334

		20,159,925

Tobacco — 7.6%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	320	356,618
Series A, 4.00%, 06/01/49	465	520,654
California County Tobacco Securitization Agency, Refunding RB, CAB(a)
0.00%, 06/01/55	3,185	757,944
Series B-2, Subordinate, 0.00%, 06/01/55	4,780	911,575
Golden State Tobacco Securitization Corp., Refunding RB
0.00%, 06/01/66(a)	3,660	566,993
Series A, (AGM-CR SAP), 5.00%, 06/01/25(b)	9,765	10,986,885
Series A-1, 3.50%, 06/01/22(b)	6,330	6,393,692
Series A-1, 5.00%, 06/01/22(b)	11,350	11,520,250
Series A-1, 5.00%, 06/01/28(b)	7,560	9,172,896
Series A-2, 5.00%, 06/01/22(b)	1,645	1,669,614
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	1,130	1,302,357
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(a)	13,750	2,662,096

		46,821,574

Transportation — 18.5%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	1,500	1,712,895
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	5,000	5,427,660
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	13,915	14,978,412
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	3,830	4,239,791
Series C, AMT, 5.00%, 05/15/45	5,000	6,037,890
Series D, AMT, 5.00%, 05/15/35	2,000	2,220,732
Series D, AMT, 5.00%, 05/15/36	1,500	1,664,479
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	7,639,049
City of Los Angeles Department of Airports, Refunding ARB, 5.00%, 05/15/43	7,000	8,501,101

Security	Par (000)	Value

Transportation (continued)
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	$2,500	$2,841,360
Sub-Series B, 5.00%, 07/01/41	1,250	1,424,215
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/41	3,075	3,518,387
Series A, AMT, 5.00%, 03/01/47	11,770	13,466,222
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	500	542,559
Riverside County Transportation Commission, Refunding RB
4.00%, 06/01/46	1,235	1,396,048
4.00%, 06/01/47	380	419,679
3.00%, 06/01/49	3,180	3,196,103
San Diego County Regional Airport Authority, Refunding ARB, Series A, 5.00%, 07/01/42	4,275	4,973,535
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
4.00%, 05/01/52(d)	5,500	6,194,980
Series A, AMT, 5.00%, 05/01/29	6,435	6,498,050
Series A, AMT, 5.00%, 05/01/44	5,000	5,880,420
Series A, AMT, 5.00%, 05/01/47	5,000	5,677,505
Series B, AMT, 5.00%, 05/01/41	5,000	5,608,955

		114,060,027

Utilities — 9.2%
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	4,249,893
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A, 5.00%, 11/01/39	5,245	5,854,548
East Bay Municipal Utility District Water System Revenue, RB
Series A, 4.00%, 06/01/45	4,585	5,076,342
Series A, 5.00%, 06/01/49	11,190	13,565,279
Los Angeles Department of Water, RB, Series A, 5.00%, 07/01/42	8,825	10,182,214
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	9,655	11,500,215
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	3,000	3,057,267
San Juan Water District, Refunding RB, Series A, 5.25%, 02/01/33	1,095	1,097,653
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	2,000	2,262,468

		56,845,879

Total Municipal Bonds in California		677,933,584

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	8,317	9,100,154

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-1, Restructured, 5.00%, 07/01/58	$11,280	$12,550,354
Series A-2, Restructured, 4.33%, 07/01/40	2,677	2,905,883
Series A-2, Restructured, 4.78%, 07/01/58	553	607,216
Series B-1, Restructured, 4.75%, 07/01/53	848	929,879
Series B-2, Restructured, 4.78%, 07/01/58	822	903,204
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(a)	8,705	2,815,380

Total Municipal Bonds in Puerto Rico		29,812,070

Total Municipal Bonds — 114.9% (Cost: $669,615,021)		707,745,654

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 44.1%

County/City/Special District/School District — 15.8%
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(b)	15,140	17,101,750
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(b)	10,000	11,459,260
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	9,990	11,493,422
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	6,585	7,114,561
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/25(b)	17,615	19,943,695
Southwestern Community College District, GO, Series D, 5.00%, 08/01/25(b)	10,820	12,225,702
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	17,000	18,326,051

		97,664,441

Education — 3.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	6,001	6,758,523
University of California, RB, Series AM, 5.25%, 05/15/44	10,210	11,122,896
University of California, Refunding RB, Series AF, 5.00%, 05/15/39	5,000	5,243,110

		23,124,529

Health — 16.2%
California Health Facilities Financing Authority, RB
5.00%, 11/15/49(f)	5,000	5,775,859
5.00%, 11/15/56	6,000	7,096,820
Series A, 5.00%, 08/15/23(b)	14,520	15,430,869
Series B, 5.00%, 08/15/55	4,500	5,162,655
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/25(b)	19,425	21,966,739
Series A, 4.00%, 10/01/47	4,997	5,345,829
Sub-Series A-2, 4.00%, 11/01/44	17,720	19,676,447
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	19,070	19,187,280

		99,642,498

Security	Par (000)	Value

Transportation — 5.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/49(f)	$10,005	$11,066,437
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	5,500	6,088,472
Series B, AMT, 5.00%, 05/15/41	3,645	4,080,080
Series D, AMT, 5.00%, 05/15/41	13,332	14,748,759

		35,983,748

Utilities — 2.5%
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	13,790	15,319,663

Total Municipal Bonds in California		271,734,879

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.1% (Cost: $256,294,922)		271,734,879

Total Long-Term Investments — 159.0% (Cost: $925,909,943)		979,480,533

	Shares

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(g)(h)	17,118,189	17,107,918

Total Short-Term Securities — 2.8% (Cost: $17,114,999)		17,107,918

Total Investments — 161.8% (Cost: $943,024,942)		996,588,451

Other Assets Less Liabilities — 0.9%		5,631,387

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(132,184,780)

VMTP Shares at Liquidation Value — (41.2)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$616,035,058

(a)	Zero-coupon bond.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to May 15, 2025, is $10,754,131. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.

(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$19,391,202	$—	$(2,260,431	)(a)	$(8,007)	$(14,846)	$17,107,918	17,118,189	$23,419	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,060,539	$—	$1,060,539

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$25,855,176

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$707,745,654	$—	$707,745,654
Municipal Bonds Transferred to Tender Option Bond Trusts	—	271,734,879	—	271,734,879
Short-Term Securities
Money Market Funds	17,107,918	—	—	17,107,918

	$17,107,918	$979,480,533	$—	$996,588,451

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(132,144,550)	$—	$(132,144,550)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(386,144,550)	$—	$(386,144,550)

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$1,015	$1,197,632

New Jersey — 124.0%

Corporate — 1.5%
New Jersey Economic Development Authority, RB(a)
Series A, (NPFGC), 5.25%, 07/01/25	535	608,108
Series A, (NPFGC), 5.25%, 07/01/26	1,415	1,655,772
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	2,230	2,278,471
3.50%, 04/01/42	1,675	1,710,793
Series A, AMT, 2.20%, 10/01/39(b)	850	857,018

		7,110,162

County/City/Special District/School District — 11.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	11,130	11,959,997
5.25%, 11/01/44	3,755	4,005,947
City of Bayonne New Jersey, Refunding GO, (BAM, SAW), 5.00%, 07/01/26(c)	3,720	4,301,194
County of Essex New Jersey, GO, Series B, (SCH BD RES FD), 3.00%, 09/01/46	1,700	1,736,689
County of Mercer New Jersey, Refunding GO, 2.38%, 02/15/30	1,640	1,686,674
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/49	575	637,538
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	305,759
(NPFGC GTD), 5.50%, 10/01/28	4,840	6,078,188
Ewing Township Board of Education, GO
4.00%, 07/15/38	1,470	1,661,338
4.00%, 07/15/39	1,330	1,500,908
Gloucester County Improvement Authority, RB
(BAM), 4.00%, 07/01/46	465	521,543
(BAM), 4.00%, 07/01/51	645	722,579
Hudson County Improvement Authority, RB, 4.00%, 10/01/51	2,800	3,136,020
Hudson County Improvement Authority, RB, CAB, Series A-1, (NPFGC GTD), 0.00%, 12/15/32(d)	1,000	773,870
Jersey City Redevelopment Agency, 4.00%, 12/15/31	2,720	3,227,005
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(c)	3,065	3,237,796
Series KK, 5.00%, 09/01/22(c)	325	333,058
Series QQQ, 4.00%, 06/15/50	2,070	2,257,484
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(c)	1,175	1,283,535
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	645	647,287

		50,014,409

Education — 18.2%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,300	1,387,506
Clifton Board of Education GO
(AGM), 2.25%, 08/15/45	3,425	3,068,666
(AGM), 2.25%, 08/15/46	3,425	3,050,165

Security	Par (000)	Value

Education (continued)
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	$1,985	$2,195,716
Series A, 5.00%, 07/01/31	1,950	2,182,358
Series A, 5.00%, 07/01/32	1,775	1,985,323
Series A, 5.00%, 07/01/33	2,250	2,515,183
Series A, 5.00%, 07/01/34	1,200	1,340,658
New Jersey Economic Development Authority, RB
Series A, 5.00%, 01/01/35	2,000	2,079,328
Series A, 5.00%, 07/01/38	190	220,259
Series A, 5.00%, 07/01/47	795	832,502
Series A, 5.00%, 07/01/50	495	562,518
Series A, 5.25%, 11/01/54(e)	2,235	2,319,890
Series WW, 5.25%, 06/15/25(c)	460	520,503
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	3,990	4,632,550
(AGM), 5.00%, 06/01/42	810	939,319
New Jersey Educational Facilities Authority, RB
Series A, 5.00%, 07/01/45	1,345	1,580,737
Series C, (AGM), 3.25%, 07/01/49	585	605,263
Series C, (AGM), 4.00%, 07/01/50	495	551,007
New Jersey Educational Facilities Authority, Refunding RB
Series A, (BAM), 5.00%, 07/01/28	1,135	1,311,473
Series A, 5.00%, 07/01/39	15,555	16,846,361
Series A, 5.00%, 07/01/44	3,540	3,826,754
Series A, 4.00%, 07/01/47	1,145	1,213,188
Series D, 5.00%, 07/01/38	500	522,623
Series D, 5.00%, 07/01/43	600	626,212
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 4.00%, 12/01/28.	280	285,559
Series 1A, AMT, 4.50%, 12/01/28	740	757,731
Series 1A, AMT, 4.00%, 12/01/29	190	193,717
Series 1A, AMT, 4.50%, 12/01/29	935	957,131
Series 1A, AMT, 4.63%, 12/01/30	920	942,502
Series 1A, AMT, 4.00%, 12/01/31	300	305,744
Series 1A, AMT, 4.13%, 12/01/35	180	182,540
Series 1A-1, AMT, 4.00%, 12/01/29	1,885	1,961,371
Series 1A-1, AMT, 4.25%, 12/01/32	680	707,193
Series 1A-1, AMT, 4.50%, 12/01/36	595	618,532
Sub-Series C, AMT, 4.00%, 12/01/48	1,760	1,906,135
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	585	585,511
Series 1, AMT, 5.38%, 12/01/24	485	485,426
Series B, AMT, 3.00%, 12/01/32	3,435	3,539,555
New Jersey Institute of Technology, RB, Series A, 5.00%, 07/01/45	7,500	8,324,272
Newark Board of Education, Refunding GO
(BAM SCH BD RES FD), 3.00%, 07/15/38	700	723,253
(BAM SCH BD RES FD), 3.00%, 07/15/39	120	123,940
(BAM SCH BD RES FD), 3.00%, 07/15/41	1,500	1,541,013
Sustainability Bonds, (BAM), 3.00%, 07/15/42	485	496,506
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	1,565	1,643,048

		83,196,741

Health — 8.4%
Camden County Improvement Authority, Refunding RB, 5.00%, 02/15/33	2,000	2,132,470

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Middlesex County Improvement Authority, RB, AMT, (AMBAC), 5.50%, 09/01/30	$475	$476,884
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	675	754,499
5.00%, 01/01/39	675	750,279
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,270	2,623,739
4.00%, 07/01/44	2,175	2,402,703
2.38%, 07/01/46	1,495	1,290,465
3.00%, 07/01/51	760	749,498
Series A, 5.50%, 07/01/43	7,105	7,513,182
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/25	1,000	1,017,714
5.00%, 07/01/26	3,720	3,784,951
5.00%, 07/01/28	3,000	3,219,012
5.00%, 07/01/29	715	766,013
5.00%, 07/01/34	1,330	1,527,456
5.00%, 07/01/39	1,825	2,077,043
4.00%, 07/01/41	1,600	1,742,486
Series A, 4.00%, 07/01/43	1,865	2,014,685
Series A, 5.00%, 07/01/43	3,080	3,550,602

		38,393,681

Housing — 5.5%
New Jersey Housing & Mortgage Finance Agency, RB, Series A, (AGM), 5.00%, 05/01/27	2,260	2,266,809
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	1,710	1,539,335
Series H, 2.30%, 10/01/46	1,285	1,135,083
Series H, 2.40%, 04/01/52	1,285	1,134,033
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series 2, AMT, 4.60%, 11/01/38	3,120	3,156,988
Series 2, AMT, 4.75%, 11/01/46	3,795	3,829,356
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	640	604,133
Series A, (HUD SECT 8), 2.45%, 11/01/45	475	432,247
Series A, (HUD SECT 8), 2.65%, 11/01/46	640	589,740
Series A, 4.00%, 11/01/48	370	385,029
Series A, (HUD SECT 8), 2.55%, 11/01/50	430	386,355
Series A, (HUD SECT 8), 2.70%, 11/01/51	640	578,439
Series A, 4.10%, 11/01/53	220	232,099
Series A, (HUD SECT 8), 2.63%, 11/01/56	430	377,828
Series A, (HUD SECT 8), 2.75%, 11/01/56	640	569,455
Series D, AMT, 4.25%, 11/01/37	490	513,206
Series D, AMT, 4.35%, 11/01/42	1,000	1,039,220
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	3,420	3,704,298
Series E, 2.25%, 10/01/40	1,500	1,387,347
Series E, 2.40%, 10/01/45	1,155	1,051,298

		24,912,298

State — 35.3%
Garden State Preservation Trust, RB, CAB(d)
Series B, (AGM), 0.00%, 11/01/23	15,725	15,393,124
Series B, (AGM), 0.00%, 11/01/25	10,000	9,388,840

Security	Par (000)	Value

State (continued)
New Jersey Economic Development Authority, RB
4.00%, 06/15/49	$2,930	$3,192,944
Series A, (NPFGC), 5.25%, 07/01/24	1,785	1,948,347
Series A, (NPFGC), 5.25%, 07/01/25	4,465	5,028,800
Series A, (NPFGC), 5.25%, 07/01/26	7,415	8,561,418
Series B, 5.00%, 06/15/43	1,235	1,433,873
Series EEE, 5.00%, 06/15/43	5,395	6,276,349
Series WW, 5.25%, 06/15/33	380	424,942
Series WW, 5.00%, 06/15/34	5,500	6,100,320
Series WW, 5.00%, 06/15/36	3,115	3,449,202
Series WW, 5.25%, 06/15/40	7,915	8,733,601
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22(c)	11,875	12,029,292
4.00%, 07/01/46	2,770	3,032,078
Series N-1, (AMBAC), 5.50%, 09/01/26	800	936,695
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,197,137
Series NN, 5.00%, 03/01/23(c)	5,000	5,218,210
Sub-Series A, 4.00%, 07/01/32	5,000	5,431,235
Sub-Series A, 5.00%, 07/01/33	3,875	4,431,396
Sub-Series A, 4.00%, 07/01/34	7,300	7,908,484
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	10,347,918
Series A, 5.00%, 09/01/33	5,370	5,841,883
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 03/01/22(a)	4,200	4,216,888
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/42	3,000	3,402,057
Series B, AMT, 5.00%, 01/01/48	1,500	1,689,606
State of New Jersey, GO 2.00%, 06/01/37	3,225	3,017,030
Series A, 5.00%, 06/01/28	3,500	4,194,526
Series A, 5.00%, 06/01/29	1,105	1,340,926
Series A, 4.00%, 06/01/30	3,410	3,917,691
Series A, 4.00%, 06/01/31	3,000	3,483,291
Series A, 4.00%, 06/01/32	7,755	9,193,312

		160,761,415

Tobacco — 5.5%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,000	3,402,798
Series A, 5.25%, 06/01/46	1,960	2,257,755
Sub-Series B, 5.00%, 06/01/46	17,315	19,490,647

		25,151,200

Transportation — 31.6%
New Brunswick Parking Authority, Refunding RB, Series B, (AGM MUN GOVT GTD), 3.00%, 09/01/39	2,500	2,573,855
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	2,290	2,443,247
AMT, 5.38%, 01/01/43	7,730	8,251,752
New Jersey Transportation Trust Fund Authority, 4.00%, 06/15/50	2,130	2,318,277
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/24	1,205	1,331,503
Series A, 5.00%, 06/15/30	2,250	2,552,996
Series AA, 5.25%, 06/15/33	5,690	5,991,382
Series AA, 5.25%, 06/15/34	1,305	1,458,087
Series AA, 5.00%, 06/15/38	2,340	2,523,021
Series AA, 4.00%, 06/15/50	6,300	6,855,616
Series B, 5.00%, 06/15/33	1,340	1,574,031
Series BB, 4.00%, 06/15/50	3,325	3,602,175

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series D, 5.00%, 06/15/32	$3,300	$3,620,229
New Jersey Transportation Trust Fund Authority, RB, CAB(d)
Series A, 0.00%, 12/15/35	6,000	3,961,392
Series C, (AGM), 0.00%, 12/15/32	8,800	6,754,572
Series C, (AMBAC), 0.00%, 12/15/35	4,160	2,803,457
Series C, (AMBAC), 0.00%, 12/15/36	7,210	4,678,785
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	165	181,923
Series A, 5.00%, 06/15/26	400	457,597
Series A, 5.00%, 06/15/31	7,480	8,554,809
Series A, 5.00%, 06/15/32	750	921,942
Series A, 5.00%, 12/15/32	4,285	5,043,381
Series A, 5.00%, 06/15/33	3,315	4,043,942
Series A, 4.00%, 06/15/34	1,950	2,195,679
Series A, 4.00%, 06/15/35	2,950	3,319,198
Series A, 5.00%, 12/15/35	1,095	1,280,577
Series A, 4.00%, 06/15/36	2,655	2,977,559
Series A, 5.00%, 06/15/42	5,000	5,064,885
Series AA, 5.00%, 06/15/33	3,000	3,046,515
New Jersey Turnpike Authority, RB
Series A1, 5.00%, 01/01/35	1,440	1,672,468
Series E, 5.00%, 01/01/45	8,000	8,747,176
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,980,620
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	618,174
Series A, (AGM), 5.25%, 01/01/30	4,000	5,081,828
Series B, 5.00%, 01/01/34	2,300	2,724,258
Series B, 5.00%, 01/01/40	5,740	6,778,670
Series G, 5.00%, 01/01/36	5,000	5,919,260
Series G, 4.00%, 01/01/43	3,320	3,659,135
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	2,865	3,424,428

		143,988,401

Utilities — 7.0%
Essex County Utilities Authority, Refunding RB, (AGC
GTD), 4.13%, 04/01/22	2,000	2,005,398
New Jersey Infrastructure Bank, RB 2.00%, 09/01/43	915	793,233
2.25%, 09/01/50	2,245	1,943,564
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	1,140	1,181,017
Series J, (AGM), 3.00%, 12/01/41	1,170	1,209,798
Series J, (AGM), 3.00%, 12/01/42	1,190	1,227,154
Series J, (AGM), 3.00%, 12/01/43	1,220	1,254,427
Series J, (AGM), 3.00%, 12/01/44	1,250	1,281,440
Series J, (AGM), 3.00%, 12/01/45	1,275	1,305,605
Rahway Valley Sewerage Authority, RB, CAB(d)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,803,197
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,823,847

Security	Par (000)	Value

Utilities (continued)
Rahway Valley Sewerage Authority, RB, CAB(d) (continued)
Series A, (NPFGC), 0.00%, 09/01/29	$9,650	$8,283,434
Series A, (NPFGC), 0.00%, 09/01/33	2,350	1,791,670

		31,903,784

Total Municipal Bonds in New Jersey		565,432,091

New York — 6.5%

Transportation — 6.5%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,109,644
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	1,640	1,854,747
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	2,485	2,695,604
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	2,165	2,371,907
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	3,110	3,590,644
Consolidated, 206th Series, AMT, 5.00%, 11/15/47	3,475	3,962,185
Series 178th, AMT, 5.00%, 12/01/33	4,005	4,268,537
Series 223, AMT, 4.00%, 07/15/51	2,960	3,250,740
Port Authority of New York & New Jersey, Refunding RB
Consolidated, 200th Series, 5.00%, 09/01/36	3,090	3,762,980
Consolidated, 212th Series, 4.00%, 09/01/37	2,460	2,807,406

Total Municipal Bonds in New York		29,674,394

Pennsylvania — 2.7%

Transportation — 2.7%
Delaware River Port Authority, RB 5.00%, 01/01/29	2,000	2,148,566
5.00%, 01/01/37	8,830	9,436,771
Delaware River Port Authority, Refunding RB, 5.00%, 01/01/27	785	812,251

Total Municipal Bonds in Pennsylvania		12,397,588

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	583	637,897
Series A-1, Restructured, 5.00%, 07/01/58	3,462	3,851,891
Series A-2, Restructured, 4.33%, 07/01/40	11,732	12,735,086
Series A-2, Restructured, 4.78%, 07/01/58	878	964,079
Series B-1, Restructured, 4.75%, 07/01/53	638	699,603
Series B-2, Restructured, 4.78%, 07/01/58	618	679,051
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	7,564	2,446,356

Total Municipal Bonds in Puerto Rico		22,013,963

Total Municipal Bonds — 138.3% (Cost: $594,001,503)		630,715,668

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New Jersey — 23.8%

County/City/Special District/School District — 6.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	$3,120	$3,564,924
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	7,574	7,598,126
Series A, AMT, 5.25%, 12/01/31	17,231	17,292,149

		28,455,199

Education — 7.5%
New Jersey Economic Development Authority, Refunding RB(g)
AMT, 3.00%, 08/01/41	9,749	9,777,478
AMT, 3.00%, 08/01/43	14,021	14,061,990
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	10,000	10,498,745

		34,338,213

Health — 3.2%
New Jersey Health Care Facilities Financing Authority, RB
4.00%, 07/01/47	6,133	6,571,560
4.00%, 07/01/51	7,006	7,899,816

		14,471,376

State — 4.8%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	12,460	14,696,198
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/23(g)	6,698	6,990,490

		21,686,688

Transportation — 2.1%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 07/01/22(c)(g)	9,300	9,466,317

Total Municipal Bonds in New Jersey		108,417,793

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.8% (Cost: $105,504,875)		108,417,793

Total Long-Term Investments — 162.1% (Cost: $699,506,378)		739,133,461

Security	Par (000)	Value

Short-Term Securities

Commercial Paper — 1.1%
Port Authority of New York & New Jersey, Refunding ARB, 0.13%, 03/03/22	$5,100	$5,099,832

		5,099,832

	Shares

Money Market Funds — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	6,938,365	6,938,365

Total Short-Term Securities — 2.7% (Cost: $12,038,874)		12,038,197

Total Investments — 164.8% (Cost: $711,545,252)		751,171,658

Other Assets Less Liabilities — 0.5%		2,585,821

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(61,186,532)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.9)%		(236,696,654)

Net Assets Applicable to Common Shares — 100.0%		$455,874,293

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2022 to February 1, 2037, is $24,100,690. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$22,337,405	$—	$(15,397,763	)(a)	$(768)	$(509)	$6,938,365	6,938,365	$366	$—

(a)	Represents net amount purchased (sold).

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	60	03/22/22	$7,678	$181,781
U.S. Long Bond	24	03/22/22	3,733	133,689
5-Year U.S. Treasury Note	55	03/31/22	6,557	131,647

				$447,117

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$447,117	$—	$447,117

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$491,104	$—	$491,104

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,295,484	$—	$1,295,484

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,168,879

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$630,715,668	$—	$630,715,668
Municipal Bonds Transferred to Tender Option Bond Trusts	—	108,417,793	—	108,417,793

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Commercial Paper	$—	$5,099,832	$—	$5,099,832
Money Market Funds	6,938,365	—	—	6,938,365

	$6,938,365	$744,233,293	$—	$751,171,658

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$447,117	$—	$—	$447,117

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(61,170,038)	$—	$(61,170,038)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(298,270,038)	$—	$(298,270,038)

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Michigan — 137.7%

Corporate — 3.4%
Monroe County Economic Development Corp., Refunding RB, Series AA, (NPFGC), 6.95%, 09/01/22	$14,500	$15,035,326

County/City/Special District/School District — 27.0%
Battle Creek School District, Refunding GO, (Q-SBLF), 5.00%, 05/01/37	1,170	1,337,650
Berkley School District, GO, (Q-SBLF), 5.00%, 05/01/35	2,965	3,301,545
Byron Center Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/43	4,475	5,198,961
Series I, (Q-SBLF), 5.00%, 05/01/47	740	857,832
Columbia School District, GO, (Q-SBLF), 5.00%, 11/01/23(a)	5,185	5,549,511
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,199,714
Dearborn School District, GO
Series A, (Q-SBLF), 5.00%, 11/01/23(a)	1,500	1,605,452
Series A, (Q-SBLF), 5.00%, 05/01/33	1,600	1,705,910
Series A, (Q-SBLF), 5.00%, 05/01/34	1,200	1,278,917
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,293,036
East Lansing School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,155,548
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,671,507
(AGM), 5.00%, 05/01/34	1,500	1,670,589
(AGM), 5.00%, 05/01/35	1,000	1,113,116
Fraser Public School District, Refunding GO
(Q-SBLF), 5.00%, 05/01/43	2,000	2,309,284
(Q-SBLF), 5.00%, 05/01/47	3,225	3,714,819
Gibraltar School District, GO, (Q-SBLF), 5.00%, 05/01/36	750	890,617
Grandville Public Schools, GO
Series I, (AGM), 4.00%, 05/01/38	910	1,035,095
Series II, (AGM), 5.00%, 05/01/40	3,250	3,603,106
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/45	4,000	4,703,048
Hudsonville Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/43	1,875	2,109,420
Series I, (Q-SBLF), 4.00%, 05/01/44	1,950	2,189,546
Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	2,287,203
Jackson Public Schools, GO, (Q-SBLF), 5.00%, 05/01/42	4,000	4,706,524
Kentwood Public Schools, GO 5.00%, 05/01/41	1,120	1,275,382
5.00%, 05/01/44	1,815	2,058,148
Livonia Public Schools, GO, Series I, (AGM), 5.00%, 05/01/23(a)	5,000	5,259,985
Mattawan Consolidated School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/25(a)	3,375	3,783,685
Michigan Finance Authority, RB 5.00%, 11/01/34	215	259,562
5.00%, 11/01/38	2,500	3,008,147
5.00%, 11/01/43	4,000	4,784,756
Series H-1, 5.00%, 10/01/24	5,400	5,891,022
Mona Shores Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,208,817
Series I, (Q-SBLF), 5.00%, 05/01/43	1,025	1,236,883

Security	Par (000)	Value

County/City/Special District/School District (continued)
Mona Shores Public Schools, GO (continued)
Series I, (Q-SBLF), 5.00%, 05/01/44	$1,525	$1,837,166
Portage Public Schools, GO, 4.00%, 11/01/44	3,940	4,518,309
Swartz Creek Community Schools, GO, (Q-SBLF), 5.00%, 05/01/44	4,270	5,102,377
Troy School District, GO, (Q-SBLF), 5.00%, 11/01/23(a)	2,000	2,140,602
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 11/01/23(a)	7,010	7,502,811
(Q-SBLF), 5.00%, 05/01/50	3,000	3,638,001
West Ottawa Public Schools, GO
(AGM), 4.00%, 11/01/39	1,105	1,272,547
(AGM), 4.00%, 11/01/40	800	920,162
(AGM), 4.00%, 11/01/41	845	970,850
(AGM), 4.00%, 11/01/46	1,725	1,965,481
Zeeland Public Schools, GO
Series A, (AGM), 5.00%, 05/01/25(a)	2,000	2,242,184
Series A, (AGM), 5.00%, 05/01/33	1,000	1,111,286

		119,476,113

Education — 30.1%
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,886,069
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	4,336,590
Michigan Finance Authority, Refunding RB 4.00%, 02/01/29	700	743,294
5.00%, 02/01/33	830	914,058
4.00%, 12/01/33	1,720	1,781,691
5.00%, 12/01/36	1,550	1,637,544
5.00%, 09/01/40	1,000	1,090,050
5.00%, 12/01/40	2,900	3,033,980
5.00%, 12/01/45	4,400	4,592,746
4.00%, 09/01/46	1,750	1,936,919
Series 25-A, AMT, 4.00%, 11/01/29	5,900	6,037,169
Series 25-A, AMT, 4.00%, 11/01/30	2,850	2,915,248
Series 25-A, AMT, 4.00%, 11/01/31	3,150	3,221,215
Michigan State University, Refunding RB, Series A, 5.00%, 08/15/38	10,000	10,566,580
Michigan Technological University, RB, Series A, 5.00%, 10/01/45	1,800	2,009,221
Michigan Technological University, Refunding RB 5.00%, 10/01/31	1,080	1,378,066
5.00%, 10/01/32	1,250	1,592,648
5.00%, 10/01/33	1,325	1,683,888
5.00%, 10/01/34	1,400	1,775,274
Oakland University, RB 5.00%, 03/01/32	400	401,348
5.00%, 03/01/41	3,635	4,092,999
Series A, 5.00%, 03/01/38	5,490	5,702,688
Series A, 5.00%, 03/01/43	16,845	17,476,469
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,694,332
Wayne State University, RB, Series A, 5.00%, 11/15/40	13,000	13,821,028
Western Michigan University, RB, Series A, (AGM), 5.00%, 11/15/51	5,000	6,124,220
Western Michigan University, Refunding RB
(AGM), 5.00%, 11/15/23(a)	1,750	1,875,417
5.25%, 11/15/23(a)	8,475	9,119,812
(AGM), 5.25%, 11/15/23(a)	1,000	1,076,084
5.00%, 11/15/44	5,650	6,756,564
5.00%, 11/15/49	8,680	10,370,361

		133,643,572

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 29.6%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/44	$4,230	$4,577,803
Series A, 5.00%, 07/01/47	2,200	2,377,976
Series A, 5.00%, 07/01/49	2,610	3,042,534
Series B, 4.00%, 07/01/49	2,000	2,172,062
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/32	2,135	2,706,877
5.00%, 07/01/33	1,125	1,420,466
5.00%, 07/01/34	1,180	1,485,258
Kalamazoo Economic Development Corp., Refunding RB
5.00%, 05/15/32	865	943,532
5.00%, 05/15/42	425	458,525
Kentwood Economic Development Corp., RB, 4.00%, 11/15/45	750	811,328
Kentwood Economic Development Corp., Refunding RB, 5.00%, 11/15/41	2,335	2,661,606
Michigan Finance Authority, RB 5.00%, 11/15/36	2,500	2,576,292
Series S, 4.00%, 11/01/46	1,025	1,079,045
Michigan Finance Authority, Refunding RB 5.00%, 06/01/24(a)	1,500	1,636,004
5.00%, 06/01/26	290	334,808
5.00%, 11/01/32	4,000	4,116,620
5.00%, 11/15/37	3,000	3,443,559
5.00%, 11/15/41	1,000	1,142,839
5.00%, 11/15/45	3,750	4,118,437
5.00%, 12/01/45	19,445	21,932,638
4.00%, 11/15/46	8,500	9,052,848
4.00%, 12/01/47	4,000	4,544,676
Series S, 5.00%, 05/15/32	1,000	1,115,091
Series S, 5.00%, 05/15/33	2,000	2,228,672
Series S, 5.00%, 05/15/34	6,500	7,238,277
Series S, 5.00%, 05/15/35	4,945	5,502,806
Michigan State Hospital Finance Authority, Refunding RB
Series A, 5.00%, 06/01/35	2,250	2,278,912
Series C, 4.00%, 06/01/22(a)	5,300	5,361,708
Michigan Strategic Fund, Refunding RB, 5.00%, 11/15/43	1,220	1,379,739
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	27,365	29,364,205

		131,105,143

Housing — 6.7%
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.45%, 10/01/34	1,000	1,025,102
Series A, 4.63%, 10/01/39	3,490	3,568,382
Series A, 4.30%, 10/01/40	3,320	3,481,422
Series A, 4.00%, 10/01/43	7,420	7,887,156
Series A, 4.75%, 10/01/44	5,000	5,106,580
Series A, 2.45%, 10/01/46	5,000	4,587,900
AMT, (GNMA), 4.75%, 04/20/37	2,850	2,851,906
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 4.00%, 12/01/44	1,220	1,244,095

		29,752,543

Security	Par (000)	Value

State — 23.3%
Flint Economic Development Corp., RB, 5.25%, 10/01/41	$4,950	$4,966,523
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,003,509
Series F, 5.25%, 10/01/41	8,595	8,624,120
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/41	4,750	5,433,948
Series I, 4.00%, 10/15/46	6,250	7,205,937
Michigan Strategic Fund, RB
Series A, 5.25%, 10/15/40	3,000	3,378,201
AMT, (AGM), 4.25%, 12/31/38	14,000	15,806,056
AMT, 5.00%, 12/31/43	15,000	17,231,235
Michigan Strategic Fund, Refunding RB, 5.25%, 10/15/31	7,000	7,026,362
State of Michigan Trunk Line Revenue, RB 4.00%, 11/15/46	17,910	20,530,412
Series B, 4.00%, 11/15/45	8,000	9,067,280
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,995,329

		103,268,912

Tobacco — 1.8%
Michigan Finance Authority, Refunding RB, Series A, Class 1, 4.00%, 06/01/40	1,250	1,407,608
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(c)	50,000	6,471,050

		7,878,658

Transportation — 7.8%
Gerald R Ford International Airport Authority, ARB
AMT, (GTD), 5.00%, 01/01/46	1,685	2,102,846
AMT, (GTD), 5.00%, 01/01/51	2,250	2,811,996
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/42	1,000	1,164,149
Series A, 5.00%, 12/01/46	2,000	2,508,216
Series D, 5.00%, 12/01/35	3,850	4,333,583
Series D, 5.00%, 12/01/45	7,500	8,347,530
Series B, AMT, 5.00%, 12/01/42	1,000	1,149,807
Series B, AMT, 5.00%, 12/01/47	1,250	1,422,495
Series C, AMT, 5.00%, 12/01/39	1,475	1,608,498
Wayne County Airport Authority, Refunding ARB, Series F, AMT, 5.00%, 12/01/34	8,000	8,968,568

		34,417,688

Utilities — 8.0%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(a)	2,655	2,707,335
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NATL), 5.00%, 07/01/34	10	10,035
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,150,033
Great Lakes Water Authority Water Supply System Revenue, RB, Series B, 2nd Lien, 5.00%, 07/01/46	10,000	11,276,040
Karegnondi Water Authority, Refunding RB 5.00%, 11/01/41	2,750	3,189,249
5.00%, 11/01/45	3,000	3,476,103
Michigan Finance Authority, Refunding RB
Series D-1, 5.00%, 07/01/34	2,000	2,243,102
Series D-1, 5.00%, 07/01/35	750	841,304
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	1,000	1,085,779

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Michigan Finance Authority, Refunding RB (continued)
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/32	$5,250	$5,696,764
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/33	3,000	3,253,599
Michigan Strategic Fund, RB, AMT, 4.00%, 10/01/61(d)	445	488,138

		35,417,481

Total Municipal Bonds in Michigan		609,995,436

Puerto Rico — 4.7%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	534	584,283
Series A-1, Restructured, 5.00%, 07/01/58	825	917,912
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,203,820
Series A-2, Restructured, 4.78%, 07/01/58	103	113,098
Series B-1, Restructured, 4.75%, 07/01/53	616	675,479
Series B-1, Restructured, 5.00%, 07/01/58	7,451	8,280,095
Series B-2, Restructured, 4.33%, 07/01/40	5,880	6,372,479
Series B-2, Restructured, 4.78%, 07/01/58	597	655,976
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,295	2,035,935

Total Municipal Bonds in Puerto Rico		20,839,077

Total Municipal Bonds — 142.4%

(Cost: $603,451,774)		630,834,513

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Michigan — 17.4%

Education — 13.4%
Eastern Michigan University, RB, Series A, 4.00%, 03/01/44	10,000	10,847,760
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	10,002	11,120,665
Michigan Finance Authority, Refunding RB, AMT, Series 25-A, 4.00%, 11/01/28	8,750	8,956,495
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/44(f)	5,750	6,956,509
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	11,394,314
Wayne State University, RB, Series A, 5.00%, 11/15/43(f)	8,530	10,102,325

		59,378,068

State — 1.3%
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,150	5,774,631

Security	Par (000)	Value

Utilities — 2.7%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	$10,000	$12,054,249

Total Municipal Bonds in Michigan		77,206,948

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.4%

(Cost: $72,782,875)		77,206,948

Total Long-Term Investments — 159.8%

(Cost: $676,234,649)		708,041,461

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	2,506,301	2,506,301

Total Short-Term Securities — 0.5% (Cost: $2,506,552)		2,506,301

Total Investments — 160.3% (Cost: $678,741,201)		710,547,762
Other Assets Less Liabilities — 1.2%		5,424,533
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(41,283,021)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.2)%		(231,536,377)

Net Assets Applicable to Common Shares — 100.0%		$443,152,897

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2026 to February 15, 2027, is $9,881,914. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,854,776	$—	$(347,455	)(a)	$200	$(1,220)	$2,506,301	2,506,301	$336	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$630,834,513	$—	$630,834,513
Municipal Bonds Transferred to Tender Option Bond Trusts	—	77,206,948	—	77,206,948
Short-Term Securities
Money Market Funds	2,506,301	—	—	2,506,301

	$2,506,301	$708,041,461	$—	$710,547,762

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(41,267,055)	$—	$(41,267,055)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(273,167,055)	$—	$(273,167,055)

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$460	$542,769

Pennsylvania — 116.7%

Corporate — 2.3%
Pennsylvania Economic Development Financing Authority, RB
Series A, AMT, 0.58%, 08/01/37(a)	2,755	2,697,619
Series A, AMT, 3.25%, 08/01/39(b)	1,950	1,980,036
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	135	141,323

		4,818,978

County/City/Special District/School District — 31.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/42(c)	1,980	2,371,840
Series A, 5.00%, 05/01/35	190	191,709
Series A, 5.00%, 05/01/42	450	453,895
Altoona Area School District, GO
(BAM, SAW), 5.00%, 12/01/25(d)	725	825,820
Series A, (AGM, SAW), 5.00%, 12/01/36	1,180	1,327,768
Bethlehem Area School District, GO
Series A, (BAM, SAW), 5.00%, 08/01/34	1,610	1,796,882
Series A, (BAM, SAW), 5.00%, 08/01/35	1,210	1,351,115
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,163,993
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	610	656,866
(SAW), 5.00%, 10/01/38	920	990,013
Bristol Township School District, GO
(SAW), 5.00%, 06/01/40	775	812,407
(BAM, SAW), 5.00%, 06/01/42	1,685	1,957,769
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	715	706,896
4.75%, 03/01/50	1,525	1,501,575
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,882,252
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,586,266
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/22(d)	1,095	1,123,227
Coatesville School District, GO, CAB(e)
Series A, (BAM, SAW), 0.00%, 10/01/34	160	105,615
Series A, (BAM, SAW), 0.00%, 10/01/35	1,435	906,785
Series A, (BAM, SAW), 0.00%, 10/01/37	1,395	807,870
Coatesville School District, Refunding GO, CAB(e)
Series B, (BAM, SAW), 0.00%, 10/01/33	275	189,390
Series B, (BAM, SAW), 0.00%, 10/01/34	550	363,052
Series C, (BAM, SAW), 0.00%, 10/01/33	360	254,694
County of Monroe Pennsylvania, GO
Series A, 4.00%, 07/15/30	455	529,833
Series A, 4.00%, 07/15/31	530	615,616
Series A, 4.00%, 07/15/32	695	804,602
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,235	1,371,369
East Pennsboro Area School District, GO (BAM, SAW), 4.00%, 10/01/40	355	395,018

Security	Par (000)	Value

County/City/Special District/School District (continued)
East Pennsboro Area School District, GO (continued)
(BAM, SAW), 4.00%, 10/01/44	$840	$932,244
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	1,345	1,574,700
(SAW), 5.00%, 02/01/42	1,250	1,441,914
Governor Mifflin School District, GO
Series A, (SAW), 4.00%, 04/01/39	360	405,564
Series A, (SAW), 4.00%, 04/01/40	225	252,510
Series A, (SAW), 4.00%, 04/01/42	640	715,092
Series A, (SAW), 4.00%, 04/01/43	570	635,419
Series A, (SAW), 4.00%, 04/01/46	665	738,194
Manheim Township School District, GO
Series A, (SAW), 4.00%, 02/01/34	260	294,366
Series A, (SAW), 4.00%, 02/01/35	510	576,329
Series A, (SAW), 4.00%, 02/01/36	345	389,491
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	1,375	1,454,241
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	140	146,639
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	2,560	2,857,265
Shaler Area School District, GO, CAB, (XLCA SAW), 0.00%, 09/01/30(e)	6,145	5,109,340
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/36	870	1,024,757
(SAW), 5.00%, 03/01/37	890	1,047,265
(SAW), 5.00%, 03/01/40	1,025	1,204,207
(SAW), 5.00%, 03/01/43	775	908,130
State Public School Building Authority, RB, CAB(e)
(AGM, SAW), 0.00%, 12/15/22	1,640	1,626,263
(AGM, SAW), 0.00%, 12/15/23	1,980	1,933,221
(AGM, SAW), 0.00%, 12/15/24	1,980	1,895,826
(AGM, SAW), 0.00%, 12/15/25	1,770	1,655,814
Township of Lower Paxton Pennsylvania, GO 5.00%, 04/01/24(d)	1,870	2,027,741
Series A, 4.00%, 04/01/39	400	446,797
Series A, 4.00%, 04/01/40	150	166,889
Series A, 4.00%, 04/01/42	315	348,571
Series A, 4.00%, 04/01/50	395	433,334
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	695	812,798
West Shore School District, GO
(SAW), 5.00%, 11/15/43	2,095	2,463,410
(SAW), 4.00%, 11/15/45	715	812,392
(SAW), 4.00%, 11/15/48	360	405,756
(SAW), 5.00%, 11/15/48	1,200	1,407,479

		65,188,095

Education — 16.0%
Berks County Municipal Authority, Refunding RB 5.00%, 10/01/39	160	173,182
5.00%, 10/01/49	430	457,903
Bethlehem Redevelopment Authority, Refunding RB, 4.00%, 10/01/38	170	189,327
City of Erie Higher Education Building Authority, Refunding RB	105	117,618
4.00%, 05/01/36
5.00%, 05/01/47	335	396,187
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 06/01/22(d)	2,460	2,496,622

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Delaware County Authority, RB
5.00%, 08/01/40	$1,205	$1,345,937
5.00%, 08/01/45	1,610	1,782,318
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	785	830,402
5.00%, 07/01/25	1,255	1,413,278
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	285	298,948
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	840	865,973
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,320,402
Pennsylvania Higher Education Assistance Agency, RB
Series A, 5.00%, 06/01/26	165	186,874
Series A, 5.00%, 06/01/27	185	213,266
Series A, 5.00%, 06/01/28	195	228,302
Series A, 5.00%, 06/01/29	190	225,799
Series A, 5.00%, 06/01/30	140	168,724
Series A, 2.63%, 06/01/42	1,205	1,161,058
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	327,963
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,179,712
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/37	1,325	1,338,410
Series A, 5.25%, 07/15/23(d)	1,580	1,679,453
Series A, 5.50%, 07/15/23(d)	385	410,620
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	280	292,851
5.00%, 06/15/39	335	359,380
4.00%, 06/01/41	260	281,565
5.00%, 06/15/49	935	991,786
5.00%, 06/15/50	575	606,899
4.00%, 06/01/51	205	216,999
4.00%, 06/01/56	290	305,029
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	440	490,648
5.00%, 05/01/40	375	411,272
5.00%, 06/15/40(b)	320	364,033
4.00%, 05/01/42	2,985	3,006,710
4.00%, 11/01/45	740	820,244
5.00%, 05/01/50	1,120	1,204,915
5.00%, 06/15/50(b)	610	685,056
Series 2015, 5.00%, 04/01/45	2,170	2,410,913
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/38	830	880,293

		33,136,871

Health — 24.8%
Allegheny County Hospital Development Authority, RB, Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,386,106
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	1,700	1,868,003
Series A, (AGM-CR), 4.00%, 04/01/44	3,440	3,749,655
Series A, 5.00%, 04/01/47	700	804,260
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/51	1,000	1,086,009

Security	Par (000)	Value

Health (continued)
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	$940	$1,033,603
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	600	655,804
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	1,310	1,453,944
5.00%, 01/01/29(d)	70	85,839
4.00%, 01/01/36	395	434,732
4.13%, 01/01/38	160	176,543
5.00%, 01/01/38	1,290	1,404,875
5.00%, 01/01/39	690	812,452
Doylestown Hospital Authority, RB, Series A, 5.00%, 07/01/49	500	568,547
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	2,060	2,189,143
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	70	76,707
5.00%, 12/01/39	135	146,576
5.00%, 12/01/49	100	107,440
5.00%, 12/01/54	365	390,623
Geisinger Authority, Refunding RB
Series A, 4.00%, 04/01/50	900	985,346
Series A-2, 5.00%, 02/15/39	4,050	4,664,952
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	633,537
Lancaster Industrial Development Authority, RB 4.00%, 12/01/44	420	453,554
5.00%, 12/01/44	665	749,870
4.00%, 12/01/49	565	606,781
Lancaster Industrial Development Authority, Refunding RB(d)
5.38%, 05/01/23	520	549,284
5.75%, 05/01/23	865	917,729
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 05/01/52	2,700	3,230,104
Series A, 5.00%, 09/01/37	840	981,106
Series A, 5.00%, 09/01/48	1,500	1,708,868
Montgomery County Industrial Development Authority, RB
Series C, 4.00%, 11/15/43	200	222,317
Series C, 5.00%, 11/15/45	915	1,082,139
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(d)	1,420	1,438,366
5.25%, 01/01/40	220	232,368
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,518,626
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,124,194
5.00%, 08/15/48	1,125	1,302,577
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	2,000	2,169,032
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,442,077
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,690,424
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	230	253,403

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
West Cornwall Township Municipal Authority, Refunding RB (continued)
Series A, 4.00%, 11/15/41	$225	$245,586
Series A, 4.00%, 11/15/46	335	362,062
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	360	406,025

		51,401,188

Housing — 3.3%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	685	651,714
Series 137, 2.60%, 04/01/46	2,730	2,609,940
Philadelphia Authority for Industrial Development, RB, M/F Housing
Series A, 3.50%, 12/01/36	810	650,434
Series A, 4.00%, 12/01/46	2,970	2,326,849
Series A, 4.00%, 12/01/51	805	614,033

		6,852,970

State — 8.8%
Commonwealth Financing Authority, RB 5.00%, 06/01/34	4,175	4,926,621
5.00%, 06/01/35	1,295	1,526,073
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 05/15/28	1,300	1,563,448
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,000	7,785,120
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/48	1,930	2,305,240

		18,106,502

Tobacco — 2.0%
Commonwealth Financing Authority, RB, 5.00%, 06/01/33	3,575	4,221,267

Transportation — 15.2%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	500	593,699
City of Philadelphia PA Airport Revenue, Refunding, ARB, AMT, (AGM), 4.00%, 07/01/46	610	673,150
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/37	1,100	1,262,799
Series B, AMT, 5.00%, 07/01/47	2,105	2,407,227
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	1,500	1,761,242
Delaware River Port Authority, RB 5.00%, 01/01/29	475	510,284
5.00%, 01/01/37	2,285	2,442,018
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT, 5.00%, 11/01/41	6,025	6,167,371
Pennsylvania Turnpike Commission, RB 5.00%, 12/01/29	260	320,909
5.00%, 12/01/30	325	407,873
5.00%, 12/01/31	590	751,921
3.00%, 12/01/51	1,470	1,418,775
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,692,576
Pennsylvania Turnpike Commission, RB, CAB(e) Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,275	770,128

Security	Par (000)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, RB, CAB(e) (continued)
Sub-Series A-3, 0.00%, 12/01/42	$4,760	$2,480,726
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.25%, 12/01/45	3,270	3,680,218
Series C, 5.00%, 12/01/46	425	523,109
Series C, 3.00%, 12/01/51	920	941,623
Series C, 4.00%, 12/01/51	340	380,367
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/32	1,075	1,322,791

		31,508,806

Utilities — 12.8%
Aliquippa Municipal Water Authority Water & Sewer Revenue, RB
(BAM), 4.00%, 11/15/46	205	230,033
(BAM), 4.00%, 11/15/51	595	665,625
(BAM), 4.00%, 11/15/55	750	834,555
Allegheny County Sanitary Authority, RB, (BAM), 5.25%, 12/01/41	1,410	1,506,653
Allegheny Valley Joint Sewage Authority RB, 4.00%, 08/01/52	755	841,699
Allegheny Valley Joint Sewage Authority, RB, 4.00%, 08/01/47	370	412,982
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	856,417
Series A, (AGM), 5.00%, 12/01/40	1,000	1,091,324
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	3,040	3,638,390
Series A, 5.00%, 11/01/45	1,790	2,186,186
Series A, 5.25%, 10/01/52	810	958,159
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(d)	420	441,703
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,223,403
Oxford Area Sewer Authority, Refunding RB
(BAM), 4.00%, 07/01/22	100	101,354
(BAM), 4.00%, 07/01/23	135	140,579
(BAM), 3.00%, 07/01/25	100	105,387
(BAM), 4.00%, 07/01/28	160	182,291
(BAM), 4.00%, 07/01/29	165	190,296
(BAM), 4.00%, 07/01/30	120	139,953
(BAM), 4.00%, 07/01/31	100	117,989
(BAM), 4.00%, 07/01/33	100	117,054
(BAM), 4.00%, 07/01/34	200	232,604
(BAM), 3.00%, 07/01/35	100	106,464
(BAM), 4.00%, 07/01/37	220	254,248
(BAM), 4.00%, 07/01/39	240	276,746
(BAM), 4.00%, 07/01/41	260	298,930
(BAM), 3.00%, 07/01/46	1,255	1,296,269
(BAM), 2.38%, 07/01/55	400	357,947
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	800	892,962
5.00%, 08/01/31	600	669,372
5.00%, 08/01/32	800	892,013
5.00%, 08/01/33	400	445,757
5.00%, 08/01/34	700	779,659

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 4.00%, 09/01/50	$900	$1,028,817
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,320,552
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	641,414

		26,475,786

Total Municipal Bonds in Pennsylvania		241,710,463

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	289,953
Series A-1, Restructured, 5.00%, 07/01/58	389	432,809
Series A-2, Restructured, 4.33%, 07/01/40	519	563,375
Series A-2, Restructured, 4.78%, 07/01/58	46	50,510
Series B-1, Restructured, 4.75%, 07/01/53	283	310,325
Series B-1, Restructured, 5.00%, 07/01/58	3,423	3,803,888
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,927,222
Series B-2, Restructured, 4.78%, 07/01/58	274	301,068
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	3,618	1,170,137

Total Municipal Bonds in Puerto Rico		9,849,287

Total Municipal Bonds — 121.8% (Cost: $240,090,476)		252,102,519

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Pennsylvania — 36.5%

Education — 9.8%
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	3,900	4,568,964
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	11,335	12,074,447
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(g)	3,300	3,662,523

		20,305,934

Health — 19.6%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	2,501	2,734,077
General Authority of Southcentral Pennsylvania, Refunding RB
4.00%, 06/01/49	5,385	5,924,807
Series A, 5.00%, 06/01/24(d)	7,000	7,631,358
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(g)	3,100	3,364,622
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	8,000	8,533,260
Pennsylvania Higher Educational Facilities Authority, RB, Series A, 4.00%, 08/15/39(g)	7,815	7,918,601
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	3,754	4,532,411

		40,639,136

Security	Par (000)	Value

State — 3.2%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	$6,000	$6,726,879

Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,965,284
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, 5.00%, 06/01/35	1,850	2,172,729

		4,138,013

Utilities — 1.9%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42	3,493	3,863,817

Total Municipal Bonds in Pennsylvania		75,673,779

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.5% (Cost: $70,907,750)		75,673,779

Total Long-Term Investments — 158.3% (Cost: $310,998,226)		327,776,298

	Shares

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	7,453,454	7,453,454

Total Short-Term Securities — 3.6% (Cost: $7,453,907)		7,453,454

Total Investments — 161.9% (Cost: $318,452,133)		335,229,752

Liabilities in Excess of Other Assets — (1.7)%		(3,650,657)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.4)%		(42,195,124)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (39.8)%		(82,344,443)

Net Assets Applicable to Common Shares — 100.0%		$207,039,528

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2022 to June 1, 2039, is $14,130,711. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$25,907	$7,427,941	(a)	$—	$59	$(453)	$7,453,454	7,453,454	$476	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	29	03/22/22	$3,711	$86,818
U.S. Long Bond	14	03/22/22	2,177	77,985
5-Year U.S. Treasury Note	25	03/31/22	2,980	58,405

				$223,208

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$223,208	$—	$223,208

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$223,393	$—	$223,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$688,673	$—	$688,673

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,788,871

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$252,102,519	$—	$252,102,519
Municipal Bonds Transferred to Tender Option Bond Trusts	—	75,673,779	—	75,673,779
Short-Term Securities
Money Market Funds	7,453,454	—	—	7,453,454

	$7,453,454	$327,776,298	$—	$335,229,752

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$223,208	$—	$—	$223,208

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$ (42,183,181)	$—	$(42,183,181)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$ (124,783,181)	$—	$(124,783,181)

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) January 31, 2022

	MUC	MUJ	MIY	MPA

ASSETS
Investments, at value — unaffiliated(a)	$979,480,533	$744,233,293	$708,041,461	$327,776,298
Investments, at value — affiliated(b)	17,107,918	6,938,365	2,506,301	7,453,454
Cash pledged for futures contracts	—	228,000	—	117,000
Receivables:
Investments sold	6,230,000	—	2,214,539	—
Dividends — affiliated	77	39	25	26
Interest — unaffiliated	11,635,744	4,801,005	7,361,707	2,904,899
Variation margin on futures contracts	—	5,250	—	3,062
Prepaid expenses	27,952	11,676	118,116	88,772
Other assets	286,000	—	—	—

Total assets	1,014,768,224	756,217,628	720,242,149	338,343,511

ACCRUED LIABILITIES
Payables:
Investments purchased	9,172,734	—	2,209,229	5,743,291
Accounting services fees	57,468	46,861	45,218	25,931
Custodian fees	4,979	2,263	3,279	1,900
Income dividend distributions — Common Shares	2,257,279	1,896,102	1,652,534	732,345
Interest expense and fees	40,230	16,494	15,966	11,943
Investment advisory fees	477,260	327,952	302,887	141,271
Directors’ and Officer’s fees	339,441	4,518	4,384	12,531
Other accrued expenses	5,776	8,923	6,909	66,912
Professional fees	33,703	35,083	28,547	26,226
Reorganization costs	180,691	118,077	—	—
Transfer agent fees	19,055	16,430	16,867	12,196
Variation margin on futures contracts	—	3,940	—	1,813

Total accrued liabilities	12,588,616	2,476,643	4,285,820	6,776,359

OTHER LIABILITIES
TOB Trust Certificates	132,144,550	61,170,038	41,267,055	42,183,181
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	236,696,654	231,536,377	82,344,443
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	254,000,000	—	—	—

Total other liabilities	386,144,550	297,866,692	272,803,432	124,527,624

Total liabilities	398,733,166	300,343,335	277,089,252	131,303,983

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$616,035,058	$455,874,293	$443,152,897	$207,039,528

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$581,916,175	$423,299,928	$418,118,813	$194,139,041
Accumulated earnings	34,118,883	32,574,365	25,034,084	12,900,487

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$616,035,058	$455,874,293	$443,152,897	$207,039,528

Net asset value per Common Share	$15.01	$15.15	$15.02	$15.55

(a) Investments, at cost — unaffiliated	$925,909,943	$704,606,378	$676,234,649	$310,998,226
(b) Investments, at cost — affiliated	$17,114,999	$6,938,874	$2,506,552	$7,453,907
(c) Preferred Shares outstanding	2,540	2,371	2,319	826
(d) Preferred Shares authorized	18,140	10,491	8,919	1,000,000
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.05
(f) Common Shares outstanding	41,041,435	30,096,853	29,509,535	13,315,371
(g) Common Shares authorized	199,981,860	199,989,509	199,991,081	Unlimited
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations  (unaudited)

Six Months Ended January 31, 2022

	MUC	MUJ	MIY	MPA

INVESTMENT INCOME
Dividends — affiliated	$23,419	$366	$336	$476
Interest — unaffiliated	16,650,581	13,513,747	12,704,081	5,562,725

Total investment income	16,674,000	13,514,113	12,704,417	5,563,201

EXPENSES
Investment advisory	2,869,697	1,966,704	1,818,256	847,350
Reorganization	309,411	294,594	—	—
Accounting services	68,845	56,664	54,323	31,061
Professional	45,894	42,427	37,193	33,897
Directors and Officer	17,740	14,929	14,429	7,027
Transfer agent	16,225	15,630	16,512	13,253
Registration	7,191	5,279	5,179	4,273
Custodian	6,254	5,729	4,181	5,095
Liquidity fees	—	12,174	—	339,278
Remarketing fees on Preferred Shares	—	11,952	—	21,205
Miscellaneous	39,026	36,702	37,904	38,839

Total expenses excluding interest expense, fees and amortization of offering costs	3,380,283	2,462,784	1,987,977	1,341,278
Interest expense, fees and amortization of offering costs(a)	1,461,593	1,290,736	1,401,752	202,478

Total expenses	4,841,876	3,753,520	3,389,729	1,543,756
Less:
Fees waived and/or reimbursed by the Manager	(197,031)	(133,865)	(393)	(410)

Total expenses after fees waived and/or reimbursed	4,644,845	3,619,655	3,389,336	1,543,346

Net investment income	12,029,155	9,894,458	9,315,081	4,019,855

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(607,303)	(28,794)	211,805	252,518
Investments — affiliated	(8,007)	(768)	200	59
Futures contracts	1,060,539	491,104	—	223,393

	445,229	461,542	212,005	475,970

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(46,248,696)	(34,660,106)	(29,921,272)	(15,274,535)
Investments — affiliated	(14,846)	(509)	(1,220)	(453)
Futures contracts	—	1,295,484	—	688,673

	(46,263,542)	(33,365,131)	(29,922,492)	(14,586,315)

Net realized and unrealized loss	(45,818,313)	(32,903,589)	(29,710,487)	(14,110,345)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(33,789,158)	$(23,009,131)	$(20,395,406)	$(10,090,490)

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUC		MUJ
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,029,155	$26,826,689	$9,894,458	$22,057,671
Net realized gain	445,229	1,503,270	461,542	1,383,050
Net change in unrealized appreciation (depreciation)	(46,263,542)	7,313,166	(33,365,131)	12,798,349

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(33,789,158)	35,643,125	(23,009,131)	36,239,070

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(13,539,783)	(26,734,123)	(11,373,560)	(22,445,028)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	472,286	146,828	153,766	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(46,856,655)	9,055,830	(34,228,925)	13,794,042
Beginning of period	662,891,713	653,835,883	490,103,218	476,309,176

End of period	$616,035,058	$662,891,713	$455,874,293	$490,103,218

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets  (continued)

	MIY		MPA
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,315,081	$20,189,799	$4,019,855	$9,126,228
Net realized gain	212,005	325,842	475,970	777,507
Net change in unrealized appreciation (depreciation)	(29,922,492)	3,731,074	(14,586,315)	6,126,035

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(20,395,406)	24,246,715	(10,090,490)	16,029,770

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(9,915,204)	(19,535,312)	(4,392,369)	(8,782,520)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	138,459	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(18,678)

Net increase (decrease) in net assets derived from capital share transactions	—	—	138,459	(18,678)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(30,310,610)	4,711,403	(14,344,400)	7,228,572
Beginning of period	473,463,507	468,752,104	221,383,928	214,155,356

End of period	$443,152,897	$473,463,507	$207,039,528	$221,383,928

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2022

	MUC	MUJ	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(33,789,158)	$(23,009,131)	$(20,395,406)	$(10,090,490)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	100,265,091	35,369,411	54,987,033	30,615,889
Purchases of long-term investments	(86,875,052)	(51,840,440)	(57,254,829)	(22,911,155)
Net proceeds from sales (purchases) of short-term securities	2,260,431	15,397,763	347,455	(7,427,941)
Amortization of premium and accretion of discount on investments and other fees	3,454,813	707,686	2,556,678	752,370
Net realized (gain) loss on investments	615,310	29,562	(212,005)	(252,577)
Net unrealized depreciation on investments	46,263,542	34,660,615	29,922,492	15,274,988
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	18	67	21	(7)
Interest — unaffiliated	1,202,800	100,756	438	105,923
Variation margin on futures contracts	—	(5,250)	—	(3,062)
Prepaid expenses	(21,741)	23	25,318	(4,266)
Other assets	(286,000)	—	—	—

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(70,331)	(56,078)	(54,434)	(31,814)
Custodian fees	(3,681)	(4,756)	(3,306)	(1,838)
Interest expense and fees	(3,445)	(1,450)	1,435	342
Investment advisory fees	1,308	(5,950)	(7,312)	(3,360)
Directors’ and Officer’s fees	(92,307)	1,231	1,156	(178)
Other accrued expenses	(7,031)	(1,589)	(5,899)	(5,838)
Professional fees	(25,678)	(15,100)	(20,952)	(16,429)
Reorganization costs	180,691	118,077	—	—
Transfer agent fees	(3,722)	(2,583)	(2,507)	(2,476)
Variation margin on futures contracts	—	(89,390)	—	(48,067)

Net cash provided by operating activities	33,065,858	11,353,474	9,885,376	5,950,014

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,065,858)	(11,219,184)	(9,915,204)	(4,253,442)
Repayments of TOB Trust Certificates	(20,000,000)	(5,035,462)	—	(1,828,403)
Proceeds from TOB Trust Certificates	—	4,671,366	—	—
Amortization of deferred offering costs	—	10,695	29,828	9,674

Net cash used for financing activities	(33,065,858)	(11,572,585)	(9,885,376)	(6,072,171)

CASH
Net decrease in restricted and unrestricted cash	—	(219,111)	—	(122,157)
Restricted and unrestricted cash at beginning of period	—	447,111	—	239,157

Restricted and unrestricted cash at end of period	$—	$228,000	$—	$117,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,465,038	$1,281,491	$1,370,489	$192,462

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$472,286	$153,766	$—	$138,459

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	228,000	—	117,000

	$—	$228,000	$—	$117,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

				MUC
	Six Months Ended		Year Ended July 31,
	01/31/22
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.16		$15.95	$15.56	$15.03	$15.53	$16.51

Net investment income(a)	0.29		0.65	0.58	0.57	0.64	0.69
Net realized and unrealized gain (loss)	(1.11)		0.21	0.35	0.54	(0.47)	(0.93)

Net increase (decrease) from investment operations	(0.82)		0.86	0.93	1.11	0.17	(0.24)

Distributions to Common Shareholders(b)
From net investment income	(0.33)		(0.65)	(0.54)	(0.57)	(0.67)	(0.74)
From net realized gain	—		—	—	(0.01)	—	—

Total distributions to Common Shareholders	(0.33)		(0.65)	(0.54)	(0.58)	(0.67)	(0.74)

Net asset value, end of period	$15.01		$16.16	$15.95	$15.56	$15.03	$15.53

Market price, end of period	$14.34		$16.09	$14.67	$14.00	$13.07	$14.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.10	)%(d)	5.78%	6.55%	8.17%	1.54%	(1.08)%

Based on market price	(8.95	)%(d)	14.52%	8.92%	11.92%	(7.03)%	(4.73)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.48	%(f)(g)	1.46%	2.11%	2.58%	2.38%	2.04%

Total expenses after fees waived and/or reimbursed	1.42	%(f)(g)	1.41%	2.05%	2.50%	2.29%	1.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)	0.97	%(f)(g)	0.92%	0.92%	0.92%	0.93%	0.93%

Net investment income to Common Shareholders	3.68	%(g)	4.11%	3.75%	3.82%	4.20%	4.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$616,035		$662,892	$653,836	$637,822	$616,387	$636,865

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$342,533		$360,981	$357,416	$351,111	$342,672	$350,734

Borrowings outstanding, end of period (000)	$132,145		$152,145	$158,512	$159,555	$185,905	$181,685

Portfolio turnover rate	10%		4%	16%	24%	24%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.39%, 1.36% and 0.91%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUJ
Six Months Ended			Year Ended July 31,
	01/31/22
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.29		$15.83	$15.95	$15.28	$15.57	$16.55

Net investment income(a)	0.33		0.73	0.69	0.66	0.71	0.77
Net realized and unrealized gain (loss)	(1.09)		0.48	(0.16)	0.64	(0.26)	(0.94)

Net increase (decrease) from investment operations	(0.76)		1.21	0.53	1.30	0.45	(0.17)

Distributions to Common Shareholders from net investment income(b)	(0.38)		(0.75)	(0.65)	(0.63)	(0.74)	(0.81)

Net asset value, end of period	$15.15		$16.29	$15.83	$15.95	$15.28	$15.57

Market price, end of period	$14.42		$15.63	$14.21	$14.43	$12.90	$14.88

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.70	)%(d)	8.22%	3.98%	9.44%	3.52%	(0.57)%

Based on market price	(5.46	)%(d)	15.67%	3.17%	17.28%	(8.55)%	(2.44)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.56	%(f)(g)	1.44%	2.14%	2.49%	2.23%	1.89%

Total expenses after fees waived and/or reimbursed	1.50	%(f)(g)	1.44%	2.14%	2.49%	2.23%	1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)(i)	0.97	%(f)(g)	0.89%	0.92%	0.92%	0.93%	0.91%

Net investment income to Common Shareholders	4.10	%(g)	4.59%	4.39%	4.28%	4.60%	4.95%

Supplemental Data
Net assets, end of period (000)	$455,874		$490,103	$476,309	$481,024	$460,727	$469,417

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100	$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$292,271		$306,707	$300,890	$302,878	$294,318	$297,983

Borrowings outstanding, end of period (000)	$61,170		$61,534	$71,300	$59,415	$62,747	$63,877

Portfolio turnover rate	5%		10%	13%	8%	14%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.43%, 1.43% and 0.90%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended	Year Ended July 31,
	01/31/22
	(unaudited)	2021	2020	2019	2018	2017
Expense ratios	0.96%	0.88%	0.91%	0.91%	0.93%	0.91%

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY
	Six Months Ended		Year Ended July 31,
	01/31/22
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.04		$15.88	$15.70	$15.04	$15.48	$16.36

Net investment income(a)	0.32		0.68	0.63	0.62	0.69	0.75
Net realized and unrealized gain (loss)		(1.00)	0.14	0.14	0.66	(0.42)	(0.86)

Net increase (decrease) from investment operations		(0.68)	0.82	0.77	1.28	0.27	(0.11)

Distributions to Common Shareholders from net investment income(b)		(0.34)	(0.66)	(0.59)	(0.62)	(0.71)	(0.77)

Net asset value, end of period	$15.02		$16.04	$15.88	$15.70	$15.04	$15.48

Market price, end of period	$14.33		$15.80	$14.24	$14.24	$12.89	$14.19

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.27	)%(d)	5.61%	5.52%	9.42%	2.37%	(0.07)%

Based on market price	(7.28	)%(d)	16.02%	4.31%	15.80%	(4.29)%	(2.56)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.45	%(f)	1.44%	2.07%	2.46%	2.16%	1.88%

Total expenses after fees waived and/or reimbursed	1.45	%(f)	1.44%	2.07%	2.46%	2.16%	1.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.85	%(f)	0.85%	1.20%	1.09%	0.89%	0.89%

Net investment income to Common Shareholders	3.99	%(f)	4.32%	4.06%	4.11%	4.49%	4.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$443,153		$473,464	$468,752	$464,366	$444,947	$457,888

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$291,097		$304,167	$302,135	$300,244	$291,870	$297,450

Borrowings outstanding, end of period (000)	$41,267		$41,267	$41,362	$64,527	$60,002	$52,002

Portfolio turnover rate		8%	7%	9%	15%	8%	13%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended
	01/31/22	Year Ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Expense ratios	0.85%	0.85%	0.88%	0.90%	0.89%	0.89%

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA
	Six Months Ended		Year Ended July 31,
	01/31/22
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.64		$16.09	$16.06	$15.27	$15.74	$16.76

Net investment income(a)	0.30		0.69	0.65	0.63	0.71	0.76
Net realized and unrealized gain (loss)		(1.06)	0.52	(0.05)	0.80	(0.47)	(1.03)

Net increase (decrease) from investment operations		(0.76)	1.21	0.60	1.43	0.24	(0.27)

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.66)	(0.57)	(0.64)	(0.71)	(0.75)

Net asset value, end of period	$15.55		$16.64	$16.09	$16.06	$15.27	$15.74

Market price, end of period	$14.77		$16.23	$14.09	$14.18	$13.26	$14.69

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.59	)%(d)	8.09%	4.33%	10.32%	2.09%	(1.20)%

Based on market price	(7.09	)%(d)	20.40%	3.47%	12.18%	(5.01)%	(3.83)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.42	%(f)	1.48%	2.13%	2.55%	2.26%	1.91%

Total expenses after fees waived and/or reimbursed	1.41	%(f)	1.48%	2.12%	2.55%	2.26%	1.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	1.23	%(f)	1.25%	1.23%	0.99%	0.95%	0.94%

Net investment income to Common Shareholders	3.68	%(f)	4.24%	4.08%	4.11%	4.56%	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$207,040		$221,384	$214,155	$214,359	$203,956	$210,170

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$350,653		$368,019	$359,268	$359,514	$346,921	$354,444

Borrowings outstanding, end of period (000)	$42,183		$44,012	$54,482	$52,814	$58,176	$55,826

Portfolio turnover rate		8%	13%	12%	21%	21%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended	Year Ended July 31,
	01/31/22
	(unaudited)	2021	2020	2019	2018	2017
Expense ratios	0.90%	0.92%	0.93%	0.96%	0.95%	0.94%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc	MUJ	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund.	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 24, 2021, the Boards of Directors of BlackRock MuniYield California Fund (MYC), BlackRock MuniYield California Quality Fund (MCA) and MUC each approved the reorganization of MYC and MCA into MUC. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

On September 24, 2021, the Boards of Directors of BlackRock MuniYield New Jersey Fund (MYJ) and MUJ each approved the reorganization of MYJ into MUJ. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s and MPA’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$54,279	$299,403	$89,893	$443,575
MUJ	30,850	114,746	64,637	210,233
MIY	27,211	87,636	23,554	138,401
MPA	19,574	90,673	28,675	138,922

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$271,734,879		$132,144,550		0.06% — 0.16%	$132,307,593	0.66%
MUJ	108,417,793		61,170,038		0.06 — 0.14	61,886,770	0.67
MIY	77,206,948		41,267,055		0.09 — 0.22	41,267,055	0.66
MPA	75,673,779		42,183,181		0.09 — 0.20	42,789,336	0.65

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2022.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUC	MUJ	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.49%	0.49%

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Notes to Financial Statements  (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
MUC	$42
MUJ	810
MIY	393
MPA	410

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022 the waiver was $106,068.

The Manager reimbursed MUC and MUJ $90,921 and $133,055 respectively, for reorganization costs.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MUC	$96,047,786	$106,335,091
MUJ	47,560,440	35,369,411
MIY	59,464,058	57,201,572
MPA	25,899,446	30,615,889

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
MUC	$19,765,284
MUJ	8,621,838
MIY	8,035,624
MPA	5,479,103

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Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUC	$811,833,267	$60,167,836	$(7,557,202)	$52,610,634
MUJ	650,946,780	45,218,532	(5,716,575)	39,501,957
MIY	637,612,900	34,633,869	(2,966,062)	31,667,807
MPA	276,233,925	19,625,905	(2,590,051)	17,035,854

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Financial Statements  (unaudited) (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MPA is authorized to issue an unlimited number of Common Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/22	Year Ended 07/31/21
MUC	29,799	9,153
MUJ	9,684	—
MPA	8,523	—

For the six months ended January 31, 2022 and the year ended July 31, 2021, shares issued and outstanding remained constant for MIY.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

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Notes to Financial Statements  (unaudited) (continued)

The total cost of the shares repurchased is reflected in MPA’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MPA
	Shares	Amounts
Six Months Ended January 31, 2022	—	$—
Year Ended July 31, 2021	1,307	18,678

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration date	04/30/23	07/09/22	07/02/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

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Notes to Financial Statements  (unaudited) (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings
MUJ	Aa2	AA	N/A	N/A
MIY	Aa2	AA	N/A	N/A
MPA	Aa2	AA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/22
MUJ	04/17/14	04/15/23
MIY	06/25/20	06/25/22

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Dividend rates	0.90%	1.06%	0.13%

For the six months ended January 31, 2022, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUC (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUC	03/22/12	2,540	$254,000,000	03/30/23	Aa2	AA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

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Notes to Financial Statements  (unaudited) (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

MUC
Dividend rates	0.80%

For the six months ended January 31, 2022, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$1,018,018	$—
MUJ	1,069,808	10,695
MIY	1,233,523	29,828
MPA	53,882	9,674

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUC	02/01/22	02/15/22	03/01/22	$0.055000
	03/01/22	03/15/22	04/01/22	0.055000
	03/18/22	04/07/22	05/02/22	0.055000	(a)
MUJ	02/01/22	02/15/22	03/01/22	0.063000
	03/01/22	03/15/22	04/01/22	0.063000
	03/18/22	04/07/22	05/02/22	0.063000	(a)
MIY	02/01/22	02/15/22	03/01/22	0.056000
	03/01/22	03/15/22	04/01/22	0.056000
MPA	02/01/22	02/15/22	03/01/22	0.055000
	03/01/22	03/15/22	04/01/22	0.055000

(a)	Net investment income special dividend.

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUC	VMTP	W-7	$ 176,826
MUJ	VRDP	W-7	183,249
MIY	VRDP	W-7	201,658
MPA	VRDP	W-7	16,316

(a)	Dividends declared for period February 1, 2022 to February 28, 2022.

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Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, each of MUC, MUJ and MIY divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MUC, MUJ and MIY amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Accounting Agent and Custodian	VRDP Liquidity Provider
State Street Bank and Trust Company	Bank of America, N.A.(a)
Boston, MA 02111	New York, NY 10036

The Toronto-Dominion Bank(b)
New York, NY 10019

A D D I T I O N A L I N F O R M A T I O N	55

Additional Information  (continued)

Fund and Service Providers (continued)

(a) For MUJ.	VRDP Remarketing Agent
(b) For MPA and MIY.	BofA Securities, Inc.(a)
New York, NY 10036

TD Securities (USA) LLC(b)
New York, NY 10019

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHLMC	Federal Home Loan Mortgage Corp.

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development

Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	57

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-01/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Pennsylvania Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: March 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: March 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: March 23, 2022

4